Compensation Plans	12 Months Ended
Nov. 30, 2019
Share-based Compensation [Abstract]
Compensation Plans	Compensation Plans
Incentive Plan
Upon completion of our combination with Jefferies Group, we assumed its 2003 Incentive Compensation Plan, as Amended and Restated July 25, 2013 (the "Incentive Plan"). The Incentive Plan allows awards in the form of incentive stock options (within the meaning of Section 422 of the Internal Revenue Code), nonqualified stock options, stock appreciation rights, restricted stock, unrestricted stock, performance awards, restricted stock units ("RSUs"), dividend equivalents or other share-based awards.
RSUs give a participant the right to receive fully vested shares at the end of a specified deferral period allowing a participant to hold an interest tied to common stock on a tax deferred basis. Prior to settlement, RSUs carry no voting or dividend rights associated with the stock ownership, but dividend equivalents are accrued to the extent there are dividends declared on the underlying common shares as cash amounts or as deemed reinvestments in additional RSUs.
Restricted stock and RSUs may be granted to new employees as "sign-on" awards, to existing employees as "retention" awards and to certain executive officers as awards for multiple years. Sign-on and retention awards are generally subject to annual ratable vesting over a four-year service period and are amortized as compensation expense on a straight-line basis over the related four years. Restricted stock and RSUs are granted to certain senior executives with market, performance and service conditions. Market conditions are incorporated into the grant-date fair value of senior executive awards using a Monte Carlo valuation model. Compensation expense for awards with market conditions is recognized over the service period and is not reversed if the market condition is not met. Awards with performance conditions are amortized over the service period if it is determined that it is probable that the performance condition will be achieved.
The Deferred Compensation Plan (the "DCP") has been implemented under the Incentive Plan. The DCP permits eligible executive officers and other employees to defer cash compensation, some or all of which may be deemed invested in stock units. A portion of the deferrals may also be directed to notional investments in a money market fund or certain of the employee investment opportunities. Stock units generally have been acquired at a discounted price, which encourages employee participation in the DCP and enhances long-term retention of equity interests by participants and aligns executive interests with those of shareholders.  Amounts recognized as compensation cost under the DCP have not been significant. The shares to be delivered in connection with DCP stock units and options are drawn from the Incentive Plan.
The Incentive Plan's "evergreen" share reservation was terminated on March 21, 2014; the number of equity awards available under the Incentive Plan was set at 20,000,000. At November 30, 2019, 4,070,557 common shares remained available for new grants under the Incentive Plan. Shares issued pursuant to the DCP reduce the shares available under the Incentive Plan.
The following table details the activity in restricted stock during the twelve months ended November 30, 2019, the eleven months ended November 30, 2018 and the twelve months ended December 31, 2017 (in thousands, except per share amounts):

	Restricted Stock	Weighted- Average Grant Date Fair Value

Balance at January 1, 2017	1,362	$22.09
Grants	391	$23.65
Forfeited	—	$—
Fulfillment of vesting requirement	(611)	$23.73
Balance at December 31, 2017	1,142	$21.75
Grants	1,077	$23.63
Forfeited	(30)	$16.49
Fulfillment of vesting requirement	(394)	$24.23
Balance at November 30, 2018	1,795	$22.42
Grants	518	$19.57
Forfeited	—	$—
Fulfillment of vesting requirement	(305)	$20.09
Balance at November 30, 2019	2,008	$22.04

The following table details the activity in RSUs during the twelve months ended November 30, 2019, the eleven months ended November 30, 2018 and the twelve months ended December 31, 2017 (in thousands, except per share amounts):

			Weighted-Average Grant Date Fair Value
	Future Service Required	No Future Service Required	Future Service Required	No Future Service Required

Balance at January 1, 2017	68	10,348	$26.90	$26.61
Grants	—	104	$—	$21.55
Distributions of underlying shares	—	(175)	$—	$26.46
Forfeited	—	—	$—	$—
Fulfillment of service requirement	(36)	36	$26.90	$26.90
Balance at December 31, 2017	32	10,313	$26.90	$26.57
Grants	—	161	$—	$20.24
Distributions of underlying shares	—	(192)	$—	$26.39
Forfeited	(2)	(1)	$26.90	$22.16
Fulfillment of service requirement	(28)	28	$26.90	$26.90
Balance at November 30, 2018	2	10,309	$26.90	$26.48
Grants	10	1,308	$18.83	$18.15
Distributions of underlying shares	—	(166)	$—	$25.91
Forfeited	—	—	$—	$—
Fulfillment of vesting requirement (1)	(2)	4,216	$26.90	$9.99
Balance at November 30, 2019	10	15,667	$18.83	$21.35

(1) Fulfillment of vesting requirement during the twelve months ended November 30, 2019, includes 4,214 RSUs related to the senior executive compensation plans.
During the twelve months ended November 30, 2019 and eleven months ended November 30, 2018, grants include approximately 1,298,000 and 142,000, respectively, of dividend equivalents declared on RSUs; the weighted-average grant date fair values of the dividend equivalents were approximately $18.15 and $19.81, respectively.
Senior Executive Compensation Plan

The Compensation Committee of our Board of Directors approved an executive compensation plan for our Senior Executives in respect of 2017 (the "2017 Plan") that is based on performance metrics achieved over a three-year period from 2017 through 2019. 100% of each of our CEO and President's compensation beyond their base salaries is composed entirely of performance based RSUs that will vest if certain performance criteria are met. Any vested RSUs are subject to a post-vesting, three-year holding period such that no vested RSUs can be sold or transferred until the first quarter of 2023. Performance-vesting of the award is based equally on the compound annual growth rates of Jefferies Total Shareholder Return ("TSR"), which is measured from the December 30, 2016 stock price of $23.25, and Jefferies Return on Tangible Deployable Equity ("ROTDE"), the annual, two- and three-year results of which are used to determine vesting. TSR is based on annualized rate of return reflecting price appreciation plus reinvestment of dividends and distributions to shareholders. ROTDE is net income adjusted for amortization of intangible assets divided by book value at the beginning of year adjusted for intangible assets and deferred tax assets.

If Jefferies TSR and ROTDE annual compound growth rates are less than 4%, our Senior Executives will not receive any incentive compensation. If Jefferies TSR and ROTDE grow between 4% and 8% on a compounded basis over the three-year measurement period, each of our Senior Executives will be eligible to receive between 537,634 and 1,075,268 RSUs related to the 2017 Plan. If TSR and ROTDE growth rates are greater than 8%, our Senior Executives are eligible to receive up to 50% additional incentive compensation on a pro rata basis up to 12% growth rates. When determining whether RSUs will vest, the calculation will be weighted equally between TSR and ROTDE. If TSR growth was below minimum thresholds, but ROTDE growth was above minimum thresholds, our Senior Executives would still be eligible to receive some number of vested RSUs based on ROTDE growth. The TSR award contains a market condition and compensation expense is recognized over the service period and will not be reversed if the market condition is not met. The ROTDE award contains a performance condition and compensation expense is recognized over the service period if it is determined that it is probable that the performance condition will be achieved.
The Compensation Committee of our Board of Directors approved an executive compensation plan for our Senior Executives for compensation year 2018 (the "2018 Plan"). For each Senior Executive, the Compensation Committee has targeted long-term compensation of $25.0 million per year under the 2018 Plan with a target of $16.0 million in long-term equity in the form of RSUs and a target of $9.0 million in cash, subject to performance targets over the three-year measurement period for each compensation year. To receive targeted long-term equity, our Senior Executives will have to achieve 9% growth on an annual and multi-year compounded basis in Jefferies TSR and to receive targeted cash, our Senior Executives will have to achieve 9% growth on an annual and multi-year compounded basis in Jefferies ROTDE. If TSR and ROTDE are less than 6%, our Senior Executives will receive no incentive compensation. If TSR and ROTDE growth rates are greater than 9%, our Senior Executives are eligible to receive up to 50% additional incentive compensation on a pro rata basis up to 12% growth rates.

The Compensation Committee of our Board of Directors approved an executive compensation plan for our Senior Executives for compensation year 2019 (the "2019 Plan") and compensation year 2020 (the "2020 Plan"). For each Senior Executive, the Compensation Committee has targeted long-term compensation of $22.5 million per year under the 2019 Plan and 2020 Plan with a target of $16.0 million in long-term equity in the form of RSUs and a target of $6.5 million in cash for both plan years. To receive targeted long-term equity, our Senior Executives will have to achieve 9% growth on a multi-year compounded basis in Jefferies TSR and to receive targeted cash, our Senior Executives will have to achieve 9% growth in annual Jefferies ROTDE. If TSR and ROTDE are less than 6%, our Senior Executives will receive no incentive compensation. If TSR growth rates are greater than 9%, our Senior Executives are eligible to receive up to 75% additional incentive compensation relative to our peer companies. If ROTDE growth rates are greater than 9%, our Senior Executives are eligible to receive up to 75% additional incentive compensation on a pro rata basis up to 12% growth rates.

The following table details the activity in RSUs related to the senior executive compensation plan during the twelve months ended November 30, 2019, the eleven months ended November 30, 2018 and the twelve months ended December 31, 2017 (in thousands, except per share amounts):

	Target Number of Shares	Weighted- Average Grant Date Fair Value

Balance at January 1, 2017	3,434	$9.68
Grants	2,221	$19.06
Forfeited	—	$—
Balance at December 31, 2017	5,655	$13.37
Grants	3,813	$26.16
Forfeited	—	$—
Balance at November 30, 2018	9,468	$18.52
Grants	1,237	$13.63
Forfeited	—	$—
Fulfillment of vesting requirement	(4,214)	$9.98
Balance at November 30, 2019	6,491	$23.13

During the twelve months ended November 30, 2019 and eleven months ended November 30, 2018, grants include approximately 602,000 and 189,000, respectively, of dividend equivalents declared on RSUs; the weighted-average grant date fair values of the dividend equivalents were approximately $18.08 and $19.80, respectively. During the twelve months ended November 30, 2019, grants include approximately 635,000 RSUs issued as a result of superior performance pursuant to the 2016 compensation year award.
Directors' Plan
Upon completion of our combination with Jefferies Group, we also assumed the 1999 Directors' Stock Compensation Plan, as Amended and Restated July 25, 2013 (the "Directors' Plan"). Under the Directors' Plan, we issued each nonemployee director of Jefferies $150,000 of restricted stock or RSUs during each of the twelve months ended November 30, 2019 and eleven months ended November 30, 2018 and $120,000 of restricted stock or RSUs during the twelve months ended December 31, 2017. These grants are made on the date directors are elected or reelected at our annual shareholders' meeting. These shares vest over three years from the date of grant and are expensed over the requisite service period. At November 30, 2019, 181,652 common shares were issuable upon settlement of outstanding RSUs and 118,306 shares are available for future grants.
Other Compensation Plans
Other Stock-Based Plans.  Historically, Jefferies Group also sponsored an Employee Stock Purchase Plan and an Employee Stock Ownership Plan, both of which were assumed by us in connection with the Jefferies Group acquisition. Amounts related to these plans have not been significant.
Prior to the acquisition of Jefferies Group, we had a fixed stock option plan, which provided for the issuance of stock options and stock appreciation rights to non-employee directors and certain employees at not less than the fair market value of the underlying stock at the date of grant. In March 2014, we ceased issuing options and rights under our option plan. No shares remain outstanding or available for future grants under this plan. In connection with the HomeFed merger, each HomeFed stock option, was converted into two Jefferies stock option to purchase that number of shares of Jefferies common stock.
At November 30, 2019 and 2018, 325,000 and 195,417, respectively, of our common shares were reserved for stock options.
Restricted Cash Awards.  Jefferies Group provides compensation to certain new and existing employees in the form of loans and/or other cash awards which are subject to ratable vesting terms with service requirements. These awards are amortized to compensation expense over the relevant service period, which is generally considered to start at the beginning of the annual compensation year. At November 30, 2019, the remaining unamortized amount of the restricted cash awards was $444.3 million and is included within Other assets in the Consolidated Statement of Financial Condition; this cost is expected to be recognized over a weighted average period of three years.
Stock-Based Compensation Expense
Compensation and benefits expense included $49.8 million, $48.2 million and $48.4 million for the twelve months ended November 30, 2019, the eleven months ended November 30, 2018 and the twelve months ended December 31, 2017, respectively, for share-based compensation expense relating to grants made under our share-based compensation plans. Total compensation cost includes the amortization of sign-on, retention and senior executive awards, less forfeitures and clawbacks. The total tax benefit recognized in results of operations related to share-based compensation expenses was $12.9 million, $12.2 million and $17.3 million for the twelve months ended November 30, 2019, the eleven months ended November 30, 2018 and the twelve months ended December 31, 2017, respectively. At November 30, 2019, total unrecognized compensation cost related to nonvested share-based compensation plans was $80.4 million; this cost is expected to be recognized over a weighted-average period of three years.
At November 30, 2019, there were 2,008,000 shares of restricted stock outstanding with future service required, 6,463,000 RSUs outstanding with future service required (including target RSUs issuable under the senior executive compensation plans), 15,667,000 RSUs outstanding with no future service required and 992,000 shares issuable under other plans. Excluding shares issuable pursuant to outstanding stock options, the maximum potential increase to common shares outstanding resulting from these outstanding awards is 23,122,000.